Exhibit 10.4

Power of Attorney

This power of attorney (“Agreement”) is made by the following parties in Beijing, China on December 17, 2018:

Party A: Ningxia Xiangshang Yixin Technology Co., Ltd., having its registered address at Room 6-B11, Tower B, Oriental International Apartment, Xingqing District, Yinchuan City, Ningxia; and

Party B: the shareholders set forth in Exhibit 1 (List of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.) attached hereto.

For purpose of this Agreement, each of Party A and Party B is hereinafter referred to individually as a “Party”, and collectively as the “Parties”.

Whereas, Party B is shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd. (“Company”), who holds 100% equity interest in the Company (“Party B’s Equity”).

Now, therefore, the Parties reach the following agreements upon consensus through negotiation:

1.              With respect to Party B’s Equity, Party B hereby irrevocably grants Party A the following rights to be exercised during the term hereof:

Party A is hereby appointed by Party B as its sole agent and authorized person to represent Party B for all matters relating to Party B’s Equity, and to exercise all rights of Party B as shareholders of the Company, including but not limited to the right to (1) participate the shareholders’ meeting of the Company; (2) exercise all shareholder’s rights and voting powers enjoyed by Party B according to the laws of China and the shareholders’ agreement (or similar document, if applicable) and articles of association, including but not limited to sale, transfer, pledge or disposal of Party B’s Equity in whole or in part; and (3) nominate and appoint on behalf of Party B the legal representative (chairman of board of directors), directors, supervisors, CEO and other officers of the Company.

2.              Without limiting the generality of the powers granted herein, Party A shall enjoy the power and authority under this Agreement, shall have the right to execute the transfer contract contemplated in the Exclusive Option Contract on behalf of Party B (Party B as a party to the transfer contract), and shall perform the provisions of the Equity Pledge Contract and the Exclusive Option Contract executed on the date hereof to which Party B is a party.

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3.              All acts taken by Party A with respect to Party B’s Equity shall be deemed acts of Party B, and all documents executed by Party A with respect to Party B’s Equity shall be deemed executed by Party B and bind upon Party B. Party B hereby acknowledges and approves such acts and/or documents taken or executed by Party A.

4.              Party A has the right to subdelegate or transfer in its sole discretion the rights concerning the matters abovementioned to other persons or entities, without prior notice or consent of Party B.

5.              For as long as Party B is shareholders of the Company, this Agreement and the authority hereunder are coupled with interest and irrevocable, and remain effective as from execution of this Agreement.

6.              During the term of this Agreement, Party B hereby waives all rights granted to Party A hereunder with respect to Party B’s Equity, and shall not exercise such rights by itself.

7.              If any dispute arises out of interpretation or performance of this Agreement, the Parties shall consult to resolve such dispute amicably. If the Parties fail to reach an agreement on resolution of the dispute within 30 days after either Party proposes consultation, either Party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration according to the current arbitration rules of the Commission. The arbitration shall be conducted in Beijing in Chinese. The arbitration award shall be conclusive and bind the Parties.

8.              This Agreement is written in Chinese. It is made in thirty counterparts, with each Party holding one counterpart, and the remaining counterparts kept on file by the Company. All counterparts have equal legal force. The Parties specifically agree that the signed electronic copies in PDF format exchanged by the Parties via email shall be deemed originals, and can serve as evidence of formation of this Agreement.

In witness whereof, the Parties have caused this Power of Attorney to be executed by their respective authorized representatives.

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[Signature page of the Power of Attorney]

Ningxia Xiangshang Yixin Technology Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Yixin Technology Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Tianhua Wu

Signature:	/s/ Tianhua Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Ming Dong

Signature:	/s/ Ming Dong

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Ningxia Haozhong Management Consulting Center (Limited Partnership)

Company seal: /s/ Ningxia Haozhong Management Consulting Center (Limited Partnership)

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Beijing Qianxian Technology Co., Ltd.

Company Seal: /s/ Beijing Qianxian Technology Co., Ltd.

Authorized representative:	/s/ Xianlin Xie

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Beijing Tiaozhanzhe Technology Co., Ltd.

Company Seal: /s/ Beijing Tiaozhanzhe Technology Co., Ltd.

Authorized representative:	/s/ Binsen Tang

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Xiaochang Shuimu Investment Center (Limited Partnership)

Company seal: /s/ Xiaochang Shuimu Investment Center (Limited Partnership)

Authorized representative:	/s/ Hongyu Chen

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Company seal: /s/ Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Authorized representative:	/s/ Ting Ma

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Ke Yang

Signature:	/s/ Ke Yang

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[Signature page of the Power of Attorney]

Beijing Pansheng Investment Management Co., Ltd.

Company seal: /s/ Beijing Pansheng Investment Management Co., Ltd.

Authorized representative:	/s/ Tong Lin

Signature Page of the Power of Attorney

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Beijing Mosi Investment Co., Ltd.

Company seal: /s/ Beijing Mosi Investment Co., Ltd.

Authorized representative:	/s/ Yang Sun

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Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Authorized representative:	/s/ Yang Sun

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Beijing Ganquan Huizhi Assets Management Co., Ltd.

Company seal: /s/ Beijing Ganquan Huizhi Assets Management Co., Ltd.

Authorized representative:	/s/ Danda Song

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Yang Sun

Signature:	/s/ Yang Sun

Signature Page of the Power of Attorney

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Beijing Lingfeng Investment Center (Limited Partnership)

Company seal: /s/ Beijing Lingfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Jin Yang

Signature Page of the Power of Attorney

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Xueping Lin

Signature:	/s/ Xueping Lin

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Haiyan Wu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Chengdu Nibilu Technology Co., Ltd.

Company Seal: /s/ Chengdu Nibilu Technology Co., Ltd.

Authorized representative:	/s/ Neng Jiang

Signature Page of the Power of Attorney

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Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Company Seal: /s/ Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Junwen Yao

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Company Seal: /s/ Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Authorized representative:	/s/ Binghui Lu

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Authorized representative:	/s/ Bin Chen

Signature Page of the Power of Attorney

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Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Company Seal: /s/ Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Authorized representative:	/s/ Jianwei Li

Signature Page of the Power of Attorney

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Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Company Seal: /s/ Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Xiaoping Xu

Signature Page of the Power of Attorney

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Beijing Oumu Lianghe Investment Management Co., Ltd.

Company Seal: /s/ Beijing Oumu Lianghe Investment Management Co., Ltd.

Authorized representative:	/s/ Xueqing Zhang

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Company Seal: /s/ Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Company Seal: /s/ Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of the Power of Attorney

[Signature page of the Power of Attorney]

Tianjin Jinmi Investment Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Jinmi Investment Partnership (Limited Partnership)

Authorized representative:	/s/ De Liu

Signature Page of the Power of Attorney

Exhibit 1 List of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.

(1)              Tianhua Wu, a Chinese citizen, with the ID No. ##################;

(2)              Ke Yang, a Chinese citizen, with the ID No. ##################;

(3)              Ming Dong, a Chinese citizen, with the ID No. ##################;

(4)              Yang Sun, a Chinese citizen, with the ID No. ##################;

(5)              Xueping Lin, a Chinese citizen, with the ID No. ##################;

(6)              Ningxia Haozhong Management Consulting Center (Limited Partnership), with the uniform social credit code 91110105MA0066QR21;

(7)              Xiaochang Shuimu Investment Center (Limited Partnership), with the uniform social credit code 91420921399722661A;

(8)              Beijing Oumu Lianghe Investment Management Co., Ltd., with the uniform social credit code 91110105318277042R;

(9)              Beijing Ganquan Huizhi Assets Management Co., Ltd., with the uniform social credit code 91110105MA0059KC4B;

(10)       Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership), with the uniform social credit code 91120111300417406M;

(11)       Beijing Tiaozhanzhe Technology Co., Ltd., with the uniform social credit code 91110108599625014T;

(12)       Beijing Qianxian Technology Co., Ltd., with the uniform social credit code 91110108335431961K;

(13)       Horgos Tiaozhanzhe Venture Capital Co., Ltd., with the uniform social credit code 91654004MA77E22X0G;

(14)       Tianjin Zhenge Tianfeng Investment Center (Limited Partnership), with the uniform social credit code 911201163286962240;

(15)       Hangzhou Xianfeng Investment Partnership (Limited Partnership), with the uniform social credit code 91330104397509613D;

(16)       Chengdu Nibilu Technology Co., Ltd., with the uniform social credit code 91510100672173748G;

(17)       Beijing Pansheng Investment Management Co., Ltd., with the uniform social credit code 91110105062794643Q;

(18)       Beijing Mosi Investment Co., Ltd., with the uniform social credit code 91110105358330813G;

(19)       Tianjin Jinmi Investment Partnership (Limited Partnership), with the uniform social credit code 91120116300406563H;

(20)       Beijing Lingfeng Investment Center (Limited Partnership), with the uniform social credit code 911101083512993232;

(21)       Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership), with the uniform social credit code 91330206MA28236F8Q;

(22)       Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership), with the uniform social credit code 911101013512860205;

(23)       Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership), with the uniform social credit code 91641200MA75WPB237;

(24)       Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership), with the uniform social credit code 91440300354447723J;

(25)       Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership), with the uniform social credit code 91360405MA35KGDN07;

(26)       Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership), with the uniform social credit code 913604053432534720.